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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-02363

Cornerstone Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Paul Leone, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Cornerstone Total
Return Fund, Inc.

Annual Report
December 31, 2022

CONTENTS

Letter to Stockholders	1
Performance Information	4
Portfolio Summary	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
2022 Tax Information	21
Additional Information Regarding the Fund’s Directors and Corporate Officers	22
Fund Investment Objectives, Policies and Risks	25
Description of Dividend Reinvestment Plan	35
Proxy Voting and Portfolio Holdings Information	37
Summary of General Information	37
Stockholder Information	37

Letter to Stockholders

January 31, 2023

Dear Fellow Stockholders:

Following is the annual report for Cornerstone Total Fund, Inc. (the “Fund”) for the year ended December 31, 2022. At the end of the year, the Fund’s net assets were $638.9 million and the Net Asset Value per share (“NAV”) was $6.24. The share price closed at $7.10. After reflecting the reinvestment of monthly distributions totaling $2.08 per share, the Fund achieved a total investment return at market value of (32.11)% for the year ended December 31, 2022.

Economic and Market Summary

One of the highlights of 2022 was strong growth in the labor market. Employers added 4.5 million jobs during the year, the second-best year of job creation after 2021, when the labor market added 6.7 million jobs rebounding from Covid-19 shutdowns. Significant gains were more concentrated toward the first half of 2022, yet there was job growth every month. Hiring slowed from the first part of last year and could ease further in 2023 if the Federal Reserve (the “Fed”) continues to increase interest rates to reduce inflation and slow the economy. Inflation continued to be a challenge throughout the year, with historic highs reached in the middle of the year. In 2022, the Fed raised interest rates considerably, capping off the year with a 0.5% rise in December. That increase followed four 0.75% rate rises earlier in the year and pushed the rate range to a 15-year high of 4.25% - 4.50%. Fed officials indicated that interest rates would likely continue to rise through 2023, albeit more slowly than in 2022. The stock market struggled in the first three quarters of 2022 but performed comparatively well in the fourth quarter. The U.S. economy grew at a solid 2.9% annual rate in the fourth quarter, down slightly from 3.2% in the third quarter but still more substantial than the year’s first half.

Portfolio

Most of the Fund’s portfolio comprises domestic large-cap stocks, which generally performed poorly through the first three quarters of the year. The only quarter that saw positive returns for the S&P 500 index was the fourth quarter, but technology stocks continued to languish through the end of the year. Our investing approach considers overall sector weighting and individual positions within each sector to balance the best potential for positive performance while taking advantage of occasional inefficiencies when prudent. This approach adds objectivity through sector discipline and reduces volatility while providing a conservative path to consistent long-term returns. In 2022, the strength of Coca-Cola, United Healthcare, and Bristol Myers Squibb boosted overall returns. In contrast, lagging results from Amazon, Nvidia, and Alphabet weighed on portfolio performance. The Fund benefitted from positive NAV performance and some discount narrowing in the closed-end fund industry during the first half of the year, but discounts began to widen again toward the end of the year. Closed-end funds have an elastic effect on the Fund’s performance, sometimes benefitting performance and sometimes lagging depending on the broader market.

Managed Distribution Policy

The Fund has maintained its policy of regular distributions to stockholders, which continues to be popular with investors. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. The policy of maintaining regular monthly distributions is designed to enhance stockholder value by increasing liquidity for individual investors and providing greater flexibility to manage their investment in the Fund. As always, stockholders can take their distributions in cash or reinvest them in shares of the Fund pursuant to the Fund’s reinvestment plan.

1

Letter to Stockholders (continued)

Pursuant to the Fund’s distribution policy, the monthly distribution amount for the year 2023 was reset to $0.1173 per share. The Board of Directors again approved a distribution percentage of 21% of net assets for the calendar year 2023. Under this policy, the annual percentage rate was applied to the Fund’s NAV at the end of October 2022 in order to determine the monthly distribution amount for 2023. The Board of Directors believes that the Fund’s distribution policy maintains a stable, high rate of distribution for stockholders. As always, the monthly distributions are reviewed and approved by the Board throughout the year and are subject to change at their discretion. In addition, be sure to note the Fund’s reinvestment plan which may provide additional benefit to participating stockholders, as explained further below. Please read the disclosure notes in the Fund’s report for details on the Fund’s distribution policy and reinvestment plan. As in previous years, stockholders receive a final determination of the total distribution attributable to income, capital gains, or return-of-capital after the end of each year. The allocation among these categories may vary greatly from year to year. In any given year, there is no guarantee that the Fund’s investment returns will exceed the amount of the distributions. To the extent that the amount of distributions taken in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline. If the total net investment returns exceed the amount of cash distributions, the assets of the Fund will increase. In both cases, the Fund’s individual stockholders have complete flexibility to take their distributions in cash or to reinvest in Fund shares through the Fund’s reinvestment plan, and they can change this election as they desire.

Distribution Reinvestment Considerations

The Fund’s distribution reinvestment plan may at times provide significant benefits to plan participants; therefore, stockholders should evaluate the advantages of reinvesting their distribution payments through the plan. Under the plan, the method for determining the number of newly issued shares received when distributions are reinvested is determined by dividing the amount of the distribution either by the Fund’s last reported NAV or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the distribution, whichever is lower. When the Fund trades at a premium to its NAV, as it has in recent history, stockholders may find that reinvestments through the plan provide potential advantages worth considering.

Outlook

The World Bank sharply reduced its forecast of world economic growth in 2023 to 1.7%, which would be the third-weakest pace in nearly three decades, behind the global recessions of 2009 and 2020. The bank said the lower forecast reflected a synchronous tightening of monetary policy and continuing disruption caused by Russia’s war in Ukraine. There are reasons for optimism looking into the new year, though. The U.S. financial system is demonstrably better than during prior economic downturns. In particular, healthy balance sheets maintained by companies and households are helping to buffer the consequences of economic recession. Unemployment remains near historic lows, although Fed officials expect the unemployment rate to rise in 2023. American consumers are flush with more than $1 trillion of stimulus-derived savings and their lowest household debt relative to GDP in two decades. While inflation for goods and services will eventually moderate, wages are unlikely to fall in tandem, leaving the consumer with more buying power. Updated employment data and a wave of tech and finance-industry layoffs suggest the labor market, while still vibrant, is cooling. Although the looming prospect of a global recession is on the minds of many investors, we believe the Fund is well-positioned to respond to opportunities in the stock market.

2

Letter to Stockholders (concluded)

The Fund’s Board of Directors, its officers, and its investment adviser appreciate your ongoing support. We are all aware that investors have placed their trust in us. We know you have a choice, and we all remain committed to continuing to provide our service to you.

Joshua G. Bradshaw Portfolio Manager	Daniel W. Bradshaw Portfolio Manager

3

Cornerstone Total Return Fund, Inc. Performance Information – as of December 31, 2022 (unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cornerstone Total Return Fund, Inc. at Market Value versus the S&P 500® Index

Average Annual Total Returns (for periods ended December 31, 2022)
	1 Year	5 Years	10 Years
Cornerstone Total Return Fund, Inc. at Market Value(a)	-32.11%	7.79%	12.27%
S&P 500® Index(b)	-18.11%	9.43%	12.56%

(a)

The Fund’s investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes a stockholder would pay on Fund distributions or the sale of Fund shares.

(b)

The S&P 500 Index tracks the stocks of 500 large companies. The index does not reflect expenses, fees, or sales charges, which would lower performance. The index is unmanaged and is not available for investment.

4

Cornerstone Total Return Fund, Inc. Portfolio Summary – as of December 31, 2022 (unaudited)

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	23.4
Closed-End Funds	11.4
Health Care	11.2
Financials	11.2
Consumer Discretionary	8.5
Communication Services	8.1
Industrials	6.9
Consumer Staples	6.8
Exchange-Traded Funds	3.1
Energy	2.9
Materials	2.3
Real Estate	1.8
Utilities	1.7
Other	0.7

TOP TEN HOLDINGS, BY ISSUER

	Holding	Sector	Percent of Net Assets
1.	Apple Inc.	Information Technology	5.6%
2.	Microsoft Corporation	Information Technology	5.3%
4.	Amazon.com, Inc.	Consumer Discretionary	3.5%
3.	Alphabet Inc. - Class C	Communication Services	3.4%
7.	UnitedHealth Group Incorporated	Health Care	3.2%
6.	Berkshire Hathaway Inc. - Class B	Financials	2.7%
5.	BlackRock Innovation & Growth Trust	Closed-End Funds	2.2%
8.	NVIDIA Corporation	Information Technology	2.1%
9.	BlackRock Health Sciences Trust II	Closed-End Funds	1.9%
10.	JPMorgan Chase & Co.	Financials	1.8%

5

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2022

Description	No. of Shares	Value
EQUITY SECURITIES — 99.31%
CLOSED-END FUNDS — 11.39%
CORE — 0.84%
General American Investors Company, Inc.	148,213	$5,357,900

DEVELOPED MARKET — 0.18%
Japan Smaller Capitalization Fund, Inc.	180,360	1,168,733

DIVERSIFIED EQUITY — 0.91%
Adams Diversified Equity Fund, Inc.	398,555	5,794,990

EMERGING MARKETS — 0.11%
Morgan Stanley India Investment Fund, Inc.	34,824	706,927

ENERGY MLP FUNDS — 0.92%
ClearBridge MLP and Midstream Total Return Fund Inc.	57,847	1,635,335
Goldman Sachs MLP and Energy Renaissance Fund	151,982	1,942,330
Kayne Anderson NextGen Energy & Infrastructure, Inc.	303,886	2,282,184
Neuberger Berman MLP and Energy Income Fund Inc.	7,308	48,671
		5,908,520
GLOBAL — 0.17%
Gabelli Global Small and Mid Cap Value Trust (The)	19,754	221,640
GDL Fund (The)	111,981	877,931
		1,099,571
INCOME & PREFERRED STOCK — 0.61%
Calamos Long/Short Equity & Dynamic Income Trust	183,680	2,790,099
LMP Capital and Income Fund Inc.	91,213	1,098,205
		3,888,304
NATURAL RESOURCES — 0.46%
Adams Natural Resources Fund, Inc.	83,208	1,813,934
Cushing® NextGen Infrastructure Income Fund (The)	25,417	972,709
First Trust Energy Infrastructure Fund	11,082	159,802
		2,946,445
OPTION ARBITRAGE/OPTIONS STRATEGIES — 0.70%
Virtus Dividend, Interest & Premium Strategy Fund	395,128	4,457,044

SECTOR EQUITY — 6.40%
BlackRock Health Sciences Trust II	773,371	11,933,114
BlackRock Innovation & Growth Trust	2,030,264	13,826,097
Gabelli Healthcare & WellnessRx Trust (The)	54,595	561,237
GAMCO Natural Resources, Gold & Income Trust	90,821	465,004
Neuberger Berman Next Generation Connectivity Fund Inc.	570,953	5,192,818
Nuveen Real Asset Income and Growth Fund	317,492	3,714,656
Tekla Healthcare Investors	96,000	1,728,000
Tekla Life Sciences Investors	53,500	760,235

See accompanying notes to financial statements.

6

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2022 (continued)

Description	No. of Shares	Value
SECTOR EQUITY (continued)
Virtus Artificial Intelligence & Technology Opportunity Fund	167,596	$2,713,379
		40,894,540
UTILITY — 0.09%
Macquarie Global Infrastructure Total Return Fund Inc.	24,400	554,368

TOTAL CLOSED-END FUNDS		72,777,342

COMMUNICATION SERVICES — 8.10%
Alphabet Inc. - Class C *	248,000	22,005,040
Charter Communications, Inc. - Class A *	5,300	1,797,230
Comcast Corporation - Class A	187,500	6,556,875
Meta Platforms, Inc. - Class A *	48,000	5,776,320
Netflix, Inc. *	16,000	4,718,080
T-Mobile US, Inc. *	54,700	7,658,000
Verizon Communications Inc.	4,700	185,180
Walt Disney Company (The) *	35,000	3,040,800
		51,737,525
CONSUMER DISCRETIONARY — 8.47%
Amazon.com, Inc. *	264,000	22,176,000
Booking Holdings Inc. *	1,500	3,022,920
Chipotle Mexican Grill, Inc. *	1,000	1,387,490
Dollar General Corporation	7,000	1,723,750
eBay Inc.	20,000	829,400
General Motors Company	51,000	1,715,640
Hilton Worldwide Holdings Inc.	10,000	1,263,600
Home Depot, Inc. (The)	7,600	2,400,536
Lowe’s Companies, Inc.	26,000	5,180,240
Marriott International, Inc. - Class A	10,000	1,488,900
McDonald’s Corporation	2,100	553,413
NIKE, Inc. - Class B	15,100	1,766,851
Tesla, Inc. *	57,000	7,021,260
TJX Companies, Inc. (The)	45,000	3,582,000
		54,112,000
CONSUMER STAPLES — 6.78%
Archer-Daniels-Midland Company	20,000	1,857,000
Coca-Cola Company (The)	150,600	9,579,666
Constellation Brands, Inc. - Class A	7,000	1,622,250
Costco Wholesale Corporation	20,200	9,221,300
Mondelēz International, Inc. - Class A	30,000	1,999,500
Monster Beverage Corporation *	16,000	1,624,480
PepsiCo, Inc.	24,500	4,426,170
Philip Morris International Inc.	47,800	4,837,838
Procter & Gamble Company (The)	1,500	227,340
Walgreens Boots Alliance, Inc.	20,000	747,200
Walmart Inc.	50,400	7,146,216
		43,288,960
ENERGY — 2.90%
Chevron Corporation	17,700	3,176,973
ConocoPhillips	33,700	3,976,600
Devon Energy Corporation	22,000	1,353,220
EOG Resources, Inc.	2,900	375,608
Exxon Mobil Corporation	22,100	2,437,630
Kinder Morgan, Inc. - Class P	75,000	1,356,000

See accompanying notes to financial statements.

7

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2022 (continued)

Description	No. of Shares	Value
ENERGY (continued)
Marathon Petroleum Corporation	13,800	$1,606,182
Occidental Petroleum Corporation	22,700	1,429,873
Pioneer Natural Resources Company	8,500	1,941,315
Schlumberger Limited	2,500	133,650
Valero Energy Corporation	5,800	735,788
		18,522,839
EXCHANGE-TRADED FUNDS — 3.13%
Energy Select Sector SPDR® Fund (The)	30,000	2,624,100
Invesco QQQ TrustSM, Series 1	20,000	5,325,600
iShares Core S&P 500 ETF	12,000	4,610,520
Technology Select Sector SPDR® Fund (The)	60,000	7,466,400
		20,026,620
FINANCIALS — 11.14%
American Express Company	12,000	1,773,000
Aon plc - Class A	8,000	2,401,120
Bank of America Corporation	250,000	8,280,000
Bank of New York Mellon Corporation (The)	15,000	682,800
Berkshire Hathaway Inc. - Class B *	55,000	16,989,500
Charles Schwab Corporation (The)	60,000	4,995,600
Citigroup Inc.	70,000	3,166,100
Goldman Sachs Group, Inc. (The)	8,000	2,747,040
JPMorgan Chase & Co.	87,000	11,666,700
Moody’s Corporation	6,000	1,671,720
Morgan Stanley	50,100	4,259,502
Progressive Corporation (The)	22,000	2,853,620
S&P Global Inc.	13,000	4,354,220
Wells Fargo & Company	130,000	5,367,700
		71,208,622
HEALTH CARE — 11.21%
AbbVie Inc.	6,600	1,066,626
Biogen Inc. *	6,000	1,661,520
Boston Scientific Corporation *	42,000	1,943,340
Bristol-Myers Squibb Company	119,500	8,598,025
Centene Corporation *	18,000	1,476,180
Cigna Corporation	12,000	3,976,080
Danaher Corporation	33,700	8,944,654
Elevance Health, Inc.	9,000	4,616,730
Eli Lilly and Company	12,400	4,536,416
HCA Healthcare, Inc.	9,000	2,159,640
Humana Inc.	4,000	2,048,760
IQVIA Holdings Inc. *	7,000	1,434,230
Johnson & Johnson	4,100	724,265
McKesson Corporation	5,000	1,875,600
Pfizer Inc.	39,800	2,039,352
Thermo Fisher Scientific Inc.	7,400	4,075,106
UnitedHealth Group Incorporated	38,600	20,464,948
		71,641,472
INDUSTRIALS — 6.91%
Boeing Company (The) *	22,000	4,190,780
CSX Corporation	90,000	2,788,200
FedEx Corporation	7,000	1,212,400
General Dynamics Corporation	7,000	1,736,770
Honeywell International Inc.	31,500	6,750,450
Lockheed Martin Corporation	10,000	4,864,900
Norfolk Southern Corporation	11,000	2,710,620

See accompanying notes to financial statements.

8

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2022 (continued)

Description	No. of Shares	Value
INDUSTRIALS (Continued)
Raytheon Technologies Corporation	51,800	$5,227,656
Southwest Airlines Co. *	24,000	808,080
TransDigm Group Incorporated	2,000	1,259,300
Union Pacific Corporation	26,000	5,383,820
United Parcel Service, Inc. - Class B	28,000	4,867,520
Waste Management, Inc.	15,000	2,353,200
		44,153,696
INFORMATION TECHNOLOGY — 23.39%
Adobe Inc. *	18,000	6,057,540
Advanced Micro Devices, Inc. *	51,000	3,303,270
Apple Inc.	277,000	35,990,610
Applied Materials, Inc.	18,000	1,752,840
Autodesk, Inc. *	8,000	1,494,960
Broadcom Inc.	7,100	3,969,823
Cisco Systems, Inc.	43,000	2,048,520
Fidelity National Information Services, Inc.	21,000	1,424,850
Fiserv, Inc. *	21,000	2,122,470
HP Inc.	14,000	376,180
Intel Corporation	146,000	3,858,780
Intuit Inc.	9,000	3,502,980
Lam Research Corporation	5,000	2,101,500
Mastercard Incorporated - Class A	28,000	9,736,440
Micron Technology, Inc.	40,000	1,999,200
Microsoft Corporation	140,000	33,574,800
NVIDIA Corporation	90,800	13,269,512
Oracle Corporation	25,000	2,043,500
PayPal Holdings, Inc. *	35,000	2,492,700
QUALCOMM Incorporated	22,000	2,418,680
Roper Technologies, Inc.	4,000	1,728,360
Salesforce, Inc. *	35,000	4,640,650
Visa, Inc. - Class A	46,000	9,556,960
		149,465,125
MATERIALS — 2.34%
Air Products and Chemicals, Inc.	800	246,608
Albemarle Corporation	4,000	867,440
Ball Corporation	7,000	357,980
Corteva, Inc.	36,300	2,133,714
DuPont de Nemours, Inc.	15,000	1,029,450
Ecolab Inc.	300	43,668
Freeport-McMoRan Inc.	57,500	2,185,000
International Flavors & Fragrances Inc.	7,000	733,880
Linde plc	19,000	6,197,420
Newmont Corporation	24,000	1,132,800
		14,927,960
REAL ESTATE — 1.84%
American Tower Corporation	18,000	3,813,480
AvalonBay Communities, Inc.	6,000	969,120
CBRE Group, Inc. - Class A *	13,000	1,000,480
Crown Castle, Inc.	2,200	298,408
Digital Realty Trust, Inc.	10,000	1,002,700
Equinix, Inc.	3,000	1,965,090
Prologis, Inc.	1,500	169,095
Public Storage	5,000	1,400,950
SBA Communications Corporation - Class A	4,000	1,121,240
		11,740,563
UTILITIES — 1.71%
American Electric Power Company, Inc.	8,300	788,085
American Water Works Company, Inc.	5,000	762,100
Consolidated Edison, Inc.	14,000	1,334,340

See accompanying notes to financial statements.

9

Cornerstone Total Return Fund, Inc. Schedule of Investments – December 31, 2022 (concluded)

Description	No. of Shares	Value
UTILITIES (Continued)
Constellation Energy Corporation	8,433	$727,009
Dominion Energy, Inc.	3,300	202,356
Duke Energy Corporation	2,200	226,578
Exelon Corporation	40,300	1,742,169
NextEra Energy, Inc.	21,500	1,797,400
Public Service Enterprise Group Incorporated	2,700	165,429
Sempra Energy	12,000	1,854,480
Southern Company (The)	18,500	1,321,085
		10,921,031

TOTAL EQUITY SECURITIES (cost - $630,755,902)		634,523,755

SHORT-TERM INVESTMENT — 0.74%
MONEY MARKET FUNDS — 0.74%
Fidelity Institutional Money Market Government Portfolio - Class I, 4.06% ^ (cost - $4,731,205)	4,731,205	4,731,205

TOTAL INVESTMENTS — 100.05% (cost - $635,487,107)		639,254,960

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.05%)		(343,976)

NET ASSETS — 100.00%		$638,910,984

*	Non-income producing security.

^	The rate shown is the 7-day effective yield as of December 31, 2022.

plc	Public Limited Company

See accompanying notes to financial statements.

10

Cornerstone Total Return Fund, Inc. Statement of Assets and Liabilities – December 31, 2022

ASSETS
Investments, at value (cost – $635,487,107) (Notes B and C)	$639,254,960
Receivables:
Investments sold	552,086
Dividends	527,244
Prepaid expenses	6,139
Total Assets	640,340,429

LIABILITIES
Payables:
Investments purchased	669,603
Investment management fees (Note D)	561,074
Administration and fund accounting fees (Note D)	58,468
Directors’ fees and expenses	42,235
Other accrued expenses	98,065
Total Liabilities	1,429,445

NET ASSETS (applicable to 102,314,499 shares of common stock)	$638,910,984

NET ASSET VALUE PER SHARE ($638,910,984 ÷ 102,314,499)	$6.24

NET ASSETS CONSISTS OF
Common stock, $0.01 par value; 102,314,499 shares issued and outstanding (1,000,000,000 shares authorized)	$1,023,145
Paid-in capital	637,014,392
Accumulated earnings	873,447
Net assets applicable to shares outstanding	$638,910,984

See accompanying notes to financial statements.

11

Cornerstone Total Return Fund, Inc. Statement of Operations – for the Year Ended December 31, 2022

INVESTMENT INCOME
Income:
Dividends	$9,148,061

Expenses:
Investment management fees (Note D)	6,250,899
Administration and fund accounting fees (Note D)	346,052
Directors’ fees and expenses	174,194
Printing	149,902
Legal and audit fees	81,590
Custodian fees	75,360
Transfer agent fees	40,000
Insurance	25,486
Stock exchange listing fees	17,316
Miscellaneous	18,239
Total Expenses	7,179,038

Net Investment Income	1,969,023

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments	13,928,858
Long-term capital gain distributions from regulated investment companies	1,730,511
Net change in unrealized appreciation/(depreciation) in value of investments	(138,858,870)
Net realized and unrealized loss on investments	(129,199,501)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(121,230,478)

See accompanying notes to financial statements.

12

Cornerstone Total Return Fund, Inc. Statements of Changes in Net Assets

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,969,023	$891,270
Net realized gain from investments	15,659,369	60,471,353
Net change in unrealized appreciation/ (depreciation) in value of investments	(138,858,870)	43,718,576

Net increase (decrease) in net assets resulting from operations	(121,230,478)	105,081,199

Distributions to stockholders (Note B):
From earnings	(20,086,120)	(60,882,115)
Return-of-capital	(149,640,606)	(38,061,298)
Total distributions to stockholders	(169,726,726)	(98,943,413)

Common stock transactions:
Proceeds from rights offering of 32,028,301 and 20,584,726 shares of newly issued common stock, respectively	254,624,993	210,581,747
Offering expenses associated with rights offering	(355,197)	(197,277)
Proceeds from 6,988,803 and 1,769,072 shares newly issued in reinvestment of dividends and distributions, respectively	50,383,185	17,319,317

Net increase in net assets from common stock transactions	304,652,981	227,703,787

Total increase in net assets	13,695,777	233,841,573

NET ASSETS
Beginning of year	625,215,207	391,373,634
End of year	$638,910,984	$625,215,207

See accompanying notes to financial statements.

13

Cornerstone Total Return Fund, Inc. Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended December 31,
	2022	2021	2020	2019		2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.88	$9.56	$10.46	$10.15		$13.18
Net investment income #	0.02	0.01	0.04	0.10		0.10
Net realized and unrealized gain/(loss) on investments	(2.00)	1.82	1.21	2.59		(0.94)
Net increase/(decrease) in net assets resulting from operations	(1.98)	1.83	1.25	2.69		(0.84)

Dividends and distributions to stockholders:
Net investment income	(0.03)	(0.01)	(0.04)	(0.10)		(0.10)
Net realized capital gains	(0.22)	(1.12)	(0.58)	(0.43)		(0.32)
Return-of-capital	(1.83)	(0.71)	(1.54)	(1.85)		(2.34)
Total dividends and distributions to stockholders	(2.08)	(1.84)	(2.16)	(2.38)		(2.76)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	0.42	0.33	—	—		0.57
Reinvestment of dividends and distributions	0.00 +	0.00 +	0.00 +	0.00	+	0.00 +
Common stock repurchases	—	—	0.01	—		0.00 +
Total common stock transactions	0.42	0.33	0.01	0.00	+	0.57

Net asset value, end of year	$6.24	$9.88	$9.56	$10.46		$10.15
Market value, end of year	$7.10	$13.75	$11.40	$10.99		$11.11
Total investment return (a)	(32.11%)	45.50%	30.70%	23.68%		(8.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$638,911	$625,215	$391,374	$415,560		$389,231
Ratio of net expenses to average net assets (b)	1.15%	1.15%	1.19%	1.17	%(c)	1.18%
Ratio of net investment income to average net assets (d)	0.31%	0.17%	0.43%	0.96%		0.86%
Portfolio turnover rate	49%	77%	104%	46%		57%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)

Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Expenses do not include expenses of investment companies in which the Fund invests.
(c)

Includes the reimbursement of proxy solicitation costs by the investment manager. If these costs had not been reimbursed by the investment manager, the ratio of expenses to average net assets would have been 1.19%, annualized, for the year ended December 31, 2019.

(d)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

See accompanying notes to financial statements.

14

Cornerstone Total Return Fund, Inc. Notes to Financial Statements

NOTE A. ORGANIZATION

Cornerstone Total Return Fund, Inc. (the “Fund”) was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date its financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to such financial statements.

Portfolio Valuation: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, LLC (the “Investment Manager” or “Cornerstone”) to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. At December 31, 2022, the Fund held no securities valued in good faith by the Board of Directors.

The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. During the year ended December 31, 2022, the Fund did not invest in derivative instruments or engage in hedging activities.

15

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

The Fund holds certain investments which pay distributions to their stockholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are treated as a reduction of the cost of investments or as a realized gain, respectively.

Taxes: No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2022, the Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2019 through 2021, and for the year ended December 31, 2022. There was no material impact to the financial statements.

Distributions to Stockholders: Effective January 2002, the Fund initiated a fixed, monthly distribution to stockholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long- term capital gains, or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund’s common shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes.

16

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

A return-of-capital distribution reduces the cost basis of an investor’s shares in the Fund. Dividends and distributions to stockholders are recorded by the Fund on the ex-dividend date.

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value, as determined by the Investment Manager and ratified by the Board in accordance with the Fund’s Policy for Valuation of Portfolio Securities. In making such fair value determinations, the Investment Manager is required to consider all appropriate factors relevant to the value of securities for which other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debit issues, or a combination of these and other methods. Fair-value pricing is permitted if , in the Investment Manager’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Investment Manager is aware of any other data that calls into question the reliability of market quotations.

17

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (continued)

The following is a summary of the Fund’s investments and the inputs used as of December 31, 2022, in valuing the investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices
Equity Securities	$634,523,755	$—
Short-Term Investment	4,731,205	—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	—	—
Total	$639,254,960	$—

*	Other financial instruments include futures, forwards and swap contracts, if any.

The breakdown of the Fund’s investments into major categories is disclosed in its Schedule of Investments.

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2022.

NOTE D. AGREEMENTS WITH AFFILIATES

At December 31, 2022, certain officers of the Fund are also officers of Cornerstone or Ultimus Fund Solutions, LLC (“Ultimus”). Such officers are paid no fees by the Fund for serving as officers of the Fund.

Investment Management Agreement

Cornerstone serves as the Fund’s Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund’s average weekly net assets. For the year ended December 31, 2022, Cornerstone earned $6,250,899 for investment management services.

Fund Accounting and Administration Agreement

Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to stockholders, reports to and filings with the Securities and Exchange Commission (“SEC”) and materials for meetings of the Board.

Ultimus is also responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus is entitled to receive a fee in accordance with the agreements. For the year ended December 31, 2022, Ultimus earned $346,052 as fund accounting agent and administrator.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2022, purchases and sales of securities, other than short-term investments, were $442,972,515 and $301,552,771, respectively.

NOTE F. SHARES OF COMMON STOCK

On April 19, 2022, at the reconvened annual meeting of Stockholders, the Fund’s Certificate of Incorporation increased the number of authorized shares of common stock from 100,000,000 to 1,000,000,000. The Fund has 102,314,499 shares issued and outstanding at December 31, 2022. Transactions in common stock for the year ended December 31, 2022, were as follows:

Shares at beginning of year	63,297,395
Shares newly issued from rights offering	32,028,301
Shares issued in reinvestment of dividends and distributions	6,988,803
Shares at end of year	102,314,499

18

Cornerstone Total Return Fund, Inc. Notes to Financial Statements (concluded)

NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales.

The tax character of dividends and distributions paid to stockholders during the years ended December 31, 2022 and December 31, 2021 was as follows:

	2022	2021
Ordinary Income	$4,928,395	$19,200,786
Long-Term Capital Gains	15,157,725	41,681,329
Return-of-Capital	149,640,606	38,061,298
Total Distributions	$169,726,726	$98,943,413

At December 31, 2022, the components of accumulated earnings on a tax basis for the Fund were as follows:

Net unrealized appreciation	$873,447
Total accumulated earnings	$873,447

The following information is computed on a tax basis for each item as of December 31, 2022:

Cost of portfolio investments	$638,381,513
Gross unrealized appreciation	$74,771,725
Gross unrealized depreciation	(73,898,278)
Net unrealized appreciation	$873,447

19

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Cornerstone Total Return Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cornerstone Total Return Fund, Inc. (the “Fund”) as of December 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 23, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 22, 2023

20

2022 Tax Information (unaudited)

This notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. As indicated in this notice, a portion of the Fund’s distributions for 2022 were comprised of a return-of-capital; accordingly, these distributions do not represent yield or investment return on the Fund’s portfolio.

SOURCES OF DIVIDENDS AND DISTRIBUTIONS (Per Share Amounts)
Payment Dates:	1/31/2022	2/28/2022	3/31/2022	4/29/2022	5/31/2022	6/30/2022
Ordinary Income (1)	$0.0050	$0.0050	$0.0050	$0.0050	$0.0050	$0.0050
Return-of-Capital (2)	0.1529	0.1529	0.1529	0.1529	0.1529	0.1529
Capital Gain (3)	0.0155	0.0155	0.0155	0.0155	0.0155	0.0155
Total	$0.1734	$0.1734	$0.1734	$0.1734	$0.1734	$0.1734

Payment Dates:	7/29/2022	8/31/2022	9/30/2022	10/31/2022	11/30/2022	12/30/2022
Ordinary Income (1)	$0.0050	$0.0050	$0.0050	$0.0050	$0.0050	$0.0050
Return-of-Capital (2)	0.1529	0.1529	0.1529	0.1529	0.1529	0.1529
Capital Gain (3)	0.0155	0.0155	0.0155	0.0155	0.0155	0.0155
Total	$0.1734	$0.1734	$0.1734	$0.1734	$0.1734	$0.1734

Notes:

(1)

Ordinary Income Dividends – This is the total per share amount of ordinary income dividends and short-term capital gain distributions (if applicable) included in the amount reported in Box 1a on Form 1099-DIV.

(2)

Return-of-Capital – This is the per share amount of return-of-capital, or sometimes called nontaxable, distributions reported in Box 3 – under the title “Nondividend distributions” – on Form 1099-DIV. This amount should not be reported as taxable income on your current return. Rather, it should be treated as a reduction in the original cost basis of your investment in the Fund.

(3)	Capital Gains Distributions – This is the total per share amount of capital gain distribution included in the amount reported in Box 2a on Form 1099-DIV.

The Fund has met the requirements to pass through 100% of its ordinary income dividends as qualified dividends, which are subject to a maximum federal tax rate of 23.8% (20% qualified dividends maximum long-term capital gain rate plus 3.8% Medicare tax). This is reported in Box 1b on Form 1099-DIV. Ordinary income dividends should be reported as dividend income on Form 1040. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Long-term capital gain distributions arise from gains on securities held by the Fund for more than one year. They are subject to a maximum federal rate of 20% (23.8%, reflecting 3.8% Medicare tax on income exceeding certain threshold amounts).

Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary income dividend paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRA’s and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Stockholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

Additional Information Regarding the Fund’s Directors
and Corporate Officers (unaudited)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Ralph W. Bradshaw** (Dec. 1950)	Chairman of the Board of Directors and President	President of Cornerstone Advisors, LLC; President of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); President of Cornerstone Advisors, Inc. (2001 – April 30, 2019); Financial Consultant; President and Director of Cornerstone Strategic Value Fund, Inc.	1998
Daniel W. Bradshaw** (May 1990)	Director; Assistant Secretary	Vice President of Cornerstone Advisors, LLC; Vice President of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); Vice President of Cornerstone Advisors, Inc. (Feb. 2018 – Apr. 30, 2019); Associate of Cornerstone Advisors, Inc. (2016 – Jan. 2017); Assistant Secretary of Cornerstone Strategic Value Fund, Inc.	2022
Joshua G. Bradshaw** (June 1988)	Director; Assistant Secretary	Vice President of Cornerstone Advisors, LLC; Vice President of Cornerstone Advisors Asset Management LLC (May 1, 2019 - June 24, 2019); Vice President of Cornerstone Advisors, Inc. (2016 – April 30, 2019); Assistant Secretary of Cornerstone Strategic Value Fund, Inc.	2021
Robert E. Dean (Apr. 1951)	Director; Audit, Nominating and Corporate Governance Committee Member	Director, National Bank Holdings Corp.; Director of Cornerstone Strategic Value Fund, Inc.	2014
Marcia E. Malzahn (Apr. 1966)	Director; Audit, Nominating and Corporate Governance Committee Member	President and Founder of Malzahn Strategic; Director of HOPE International Minnesota Local Board; Director of Cornerstone Strategic Value Fund, Inc.	2019

22

Additional Information Regarding the Fund’s Directors
and Corporate Officers (unaudited) (continued)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Frank J. Maresca (Oct. 1958)	Director; Chairman of Audit Committee; Nominating and Corporate Governance Committee Member	Senior Advisor and Consultant, Broadridge Financial Solutions, Inc. (since May 2022); Vice President of Mutual Funds, Broadridge Financial Solutions, Inc. (Feb. 2018 – Apr. 2022); Executive Vice President, AST Fund Solutions, LLC (February 2012 – February 2018); Treasurer, The Asia Pacific Fund, Inc. (July 2016 – February 2018); Treasurer, the Fund and Cornerstone Strategic Value Fund, Inc. (April 2013 – February 2018); Director of Cornerstone Strategic Value Fund, Inc.	2020
Matthew W. Morris (May 1971)	Director; Audit, Nominating and Corporate Governance Committee Member	Founder and CEO, Lutroco LLC (Jan. 2020 – Present); President and CEO, Stewart Information Services Corporation (Nov. 2011 – Jan 2020); Director of Cornerstone Strategic Value Fund, Inc.	2017
Scott B. Rogers (July 1955)	Director; Audit, Nominating and Corporate Governance Committee Member	Chief Executive Office, Asheville Buncombe Community Christian Ministry (“ABCCM”); President, ABCCM Doctor’s Medical Clinic; Director, Faith Partnerships Incorporated; Member of North Carolina’s Council on Homelessness (from July 2014); Director of Cornerstone Strategic Value Fund, Inc.	2001
Andrew A. Strauss (Nov. 1953)	Director; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Attorney and senior member of Strauss Attorneys PLLC, Attorneys; Director of Deerfield Charitable Foundation; Director of Cornerstone Strategic Value Fund, Inc.	2001

23

Additional Information Regarding the Fund’s Directors
and Corporate Officers (unaudited) (concluded)

Name and Address* (Birth Date)	Position(s) Held with Fund	Principal Occupation over Last 5 Years	Position with Fund Since
Rachel L. McNabb (Apr. 1980)	Chief Compliance Officer	Chief Financial Officer of Cornerstone Advisors, LLC (from August 2019); Chief Compliance Officer of Cornerstone Advisors, LLC (from June 25, 2019); Chief Compliance Officer of Cornerstone Advisors Asset Management LLC (May 1, 2019 – June 24, 2019); Chief Compliance Officer of Cornerstone Advisors, Inc. (2016 – April 30, 2019); Internal Audit Managing Senior of Camden Property Trust (2006 – 2015) ; Chief Compliance Officer of Cornerstone Strategic Value Fund, Inc.	2018
Hoyt M. Peters (Sep. 1963)	Secretary and Assistant Treasurer

Vice President of Cornerstone Advisors, LLC (from June 25, 2019; Vice President of Cornerstone Advisors Asset Management LLC (May 1, 2019 – June 24, 2019); Vice President of Cornerstone Advisors, Inc. (January 2019 – April 24, 2019); Associate of Cornerstone Advisors, Inc. (June 2018 – December 2018); Vice President of AST Fund Solutions, LLC (2013 – 2018); Secretary of The Asia Pacific Fund, Inc. (2016 – 2018); Secretary and Assistant Treasurer of Cornerstone Strategic Value Fund, Inc.

2019, 2013
Brian J. Lutes (June 1975)	Treasurer	Senior Vice President, Fund Accounting 2022 of Ultimus Fund Solutions, LLC; Treasurer (effective Mar. 2, 2022) of Cornerstone Strategic Value Fund, Inc.

*	The mailing address of each Director and/or Officer with respect to the Fund’s operation is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

**

Designates a director who is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended. Messrs. Bradshaw are interested persons of the Fund by virtue of their current position with the Investment Adviser of the Fund.

24

Fund Investment Objectives, Policies and Risks (unaudited)

Investment Objective

The investment objective of Cornerstone Total Return Fund, Inc. (the “Fund”) is to seek capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in U.S. and non-U.S. companies. The Fund’s objectives are fundamental and may not be changed without stockholder approval.

Investment Strategies

The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of large, mid and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depository Receipts (“IDRs”). The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when Cornerstone Advisors, LLC (the “Investment Manager”) believes that it is appropriate to do so in order to achieve the Fund’s secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Investment Manager to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest directly in debt securities that are determined by the Investment Manager to be rated below “BBB” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. ( “Moody’s”), commonly referred to as “junk bonds.”

The Investment Manager utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Investment Manager with respect to the Fund’s portfolio.

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

To comply with provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Manager votes such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund will not invest in any other closed- end funds managed by the Investment Manager.

25

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

The Fund may invest up to 20% of its assets in illiquid U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of the Investment Manager, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in securities. Therefore, the Fund’s annual portfolio turnover rate is expected to continue to be relatively low, normally ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Directors without stockholder vote.

Although the Fund does not anticipate having any securities lending income during the current calendar year, the Fund may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Manager may invest the Fund’s cash balances in any investments it deems appropriate. Such investments may include, without limitation and as permitted under the 1940 Act, money market funds, U.S. Treasury and U.S. agency securities, municipal bonds, repurchase agreements and bank accounts. Many of the considerations entering into the Investment Manager’s recommendations and the portfolio manager’s decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund may borrow money to purchase securities provided that the amount borrowed does not exceed 20% of its total assets (including the amount borrowed) at the time of borrowing and for temporary or emergency purposes in an amount not exceeding 5% of its total assets (including the amount borrowed) at the time of borrowing. The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

26

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Risk Factors

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

Principal Risks

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, changing economic, political or market conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the equities or other securities markets or adverse investor sentiment and political events. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. The current novel coronavirus (“COVID-19”) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

The COVID-19 outbreak in 2020 resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political,

27

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

social and economic risks in certain countries or globally. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund and a stockholder’s investment in the Fund.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Closed-End Fund Risk. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

Global Market Risk. An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation,

28

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Managed Distribution Policy Risk. The Fund’s managed distribution policy (the “Distribution Policy”) makes monthly distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions the Fund may have to sell a portion of its investment portfolio, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. Distributions may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis (but not below zero) in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund may need to raise additional capital in order to maintain the Distribution Policy.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Manager’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict and may not result in a favorable pricing opportunity that allows the Investment Manager to fulfill the Fund’s investment objective. The Investment Manager’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Manager, the Investment Manager may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

29

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Although the Fund currently does not intend to use financial leverage, the securities of other investment companies in which the Fund invests may be leveraged, which will subject the Fund to the risks associated with the use of leverage. Such risks include, among other things, the likelihood of greater volatility of the net asset value and market price of such shares; the risk that fluctuations in interest rates on the borrowings of such investment companies, or in the dividend rates on preferred shares that they must pay, will cause the yield on the shares of such companies to fluctuate more than the yield generated by unleveraged shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of such shares than if such companies did not use leverage, which may result in a greater decline in the market price of such shares.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Credit Risk. Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

30

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Illiquid Securities. The Fund may invest up to 20% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Investment in Small and Mid-Capitalization Companies. The Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with

31

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful.

Market Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value.

Over-the-Counter Bulletin Board Markets. The Fund may invest in companies whose stock is trading on the over-the-counter bulletin board which have only a limited trading market. A more active trading market may never develop. The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

Portfolio Turnover Risk. The Investment Manager cannot predict the Fund’s securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will normally range between 10% and 90% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can

32

Fund Investment Objectives, Policies and Risks (unaudited) (continued)

be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investment in REITs may include an additional risk to stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a stockholder’s basis in the Fund shares, such stockholder will generally recognize capital gain.

Repurchase Agreement Risk. The Funds does not enter into nor does it currently intend to enter into repurchase agreements, however, if the Fund were to enter into repurchase agreements, the Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may

33

Fund Investment Objectives, Policies and Risks (unaudited) (concluded)

be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities. The Fund does not anticipate having any securities lending income during the current calendar year.

34

Description of Dividend Reinvestment Plan (unaudited)

Cornerstone Total Return Fund, Inc. (the “Fund”) operates a Dividend Reinvestment Plan (the “Plan”), administered by American Stock Transfer & Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Under the Plan, the Fund’s Distributions to stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE American or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution ice (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE American or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase

35

Description of Dividend Reinvestment Plan (unaudited) (concluded)

is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating stockholders.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder as representing the total amount of shares registered in the stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all their shares though the Agent. Shares may be sold via the internet at www.astfinancial.com or through the toll free number. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. There is a commission of $0.05 per share.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219. Certain transactions can be performed online at www.astfinancial.com or by calling the toll-free number (866) 668-6558.

36

Proxy Voting and Portfolio Holdings Information (unaudited)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

● without charge, upon request, by calling toll-free (866) 668-6558; and

● on the website of the SEC, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free (866) 668-6558, and on the SEC’s website at www.sec.gov or on the Fund’s website at www.cornerstonetotalreturnfund.com (See Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

Summary of General Information (unaudited)

Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the NYSE American. Its investment objective is to seek capital appreciation with current income as a secondary objective. The Fund is managed by Cornerstone Advisors, LLC.

Stockholder Information (unaudited)

The Fund is listed on the NYSE American (symbol “CRF”). The previous week’s net asset value per share, market price, and related premium or discount are available on the Fund’s website at www.cornerstonetotalreturnfund.com.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Total Return Fund, Inc. may from time to time purchase shares of its common stock in the open market.

37

Cornerstone Total Return Fund, Inc.

(b)	Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Frank J. Maresca. Mr. Maresca is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $18,900 with respect to the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,500 and $4,300 with respect to the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. Other fees billed were $5,100 and $1,600 with respect to the registrant’s fiscal years ended December 31, 2022 and December 31, 2021, respectively.

(e)(1)	Before the principal accountant is engaged by the registrant to render (i) audit, audit-related or permissible non-audit services to the registrant or (ii) non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, either (a) the audit committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the audit committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the audit committee's responsibilities to the registrant's investment adviser. The audit committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full audit committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimus thresholds are not exceeded, as such thresholds are determined by the audit committee in accordance with applicable Commission regulations.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2022 and 2021, aggregate non-audit fees of $9,600 and $5,900, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. Frank J. Maresca (Chairman), Robert E. Dean, Marcia E. Malzahn, Matthew W. Morris, Scott B. Rogers, and Andrew A. Strauss are the members of the registrant's audit committee.

(b)	Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant and Cornerstone Advisors, LLC, the registrant's investment adviser, share the same proxy voting policies and procedures. The proxy voting policies and procedures of the registrant and Cornerstone Advisors, LLC are attached as Exhibit 99.VOTEREG.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	All information included in this Item is as of the date of the filing of this Form N-CSR, unless otherwise noted.

Ralph W. Bradshaw is the portfolio manager of the registrant. Mr. Ralph W. Bradshaw has acted as portfolio manager since 2002. Mr. Ralph W. Bradshaw is President of Cornerstone Advisors, LLC and serves as President and Chairman of the Board of the registrant and Cornerstone Strategic Value Fund, Inc.

Joshua G. Bradshaw is a co-portfolio manager of the registrant. Mr. Joshua G. Bradshaw has acted as co-portfolio manager since 2018. Mr. Joshua G. Bradshaw is a Vice President of Cornerstone Advisors, LLC and serves as a Director and Assistant Secretary of the registrant and Cornerstone Strategic Value Fund, Inc.

Daniel W. Bradshaw is a co-portfolio manager of the registrant. Mr. Daniel W. Bradshaw has acted as co-portfolio manager since 2018. Mr. Daniel W. Bradshaw is a Vice President of Cornerstone Advisors, LLC and serves as a Director and Assistant Secretary of the registrant of Cornerstone Strategic Value Fund, Inc.

(a)(2)	Messrs. Bradshaw manage one other closed-end registered investment company: Cornerstone Strategic Value Fund, Inc. As of December 31, 2022, net assets of Cornerstone Strategic Value Fund, Inc. were $1,400,339,974. Messrs. Bradshaw manage no accounts except for the registrant and Cornerstone Strategic Value Fund, Inc. Messrs. Bradshaw manage no accounts where the advisory fee is based on the performance of the account. No material conflicts of interest exist in connection with the co-portfolio managers’ management of the registrant's investments, on the one hand, and the investment of the other accounts included in response to this Item, on the other.

(a)(3)	Compensation for each of Ralph W. Bradshaw, Joshua G. Bradshaw, and Daniel W. Bradshaw includes a fixed salary paid by Cornerstone Advisors, LLC plus his share of the profits of Cornerstone Advisors, LLC. The profitability of Cornerstone Advisors, LLC is primarily dependent upon the value of the assets of the registrant and other managed accounts. However, compensation is not directly based upon the registrant's performance or on the value of the registrant's assets.

(a)(4)	The dollar range of equity securities in the registrant beneficially owned by each portfolio manager as of December 31, 2022 is as follows:

Ralph W. Bradshaw:	$100,001-$500,000
Joshua G. Bradshaw:	$1-$10,000
Daniel W. Bradshaw:	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant does not engage in securities lending activities.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.VOTEREG	Proxy Voting Policies and Procedures
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cornerstone Total Return Fund, Inc.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	February 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Ralph W. Bradshaw
Ralph W. Bradshaw, Chairman and President (Principal Executive Officer)

Date	February 28, 2023

By (Signature and Title)*		/s/ Brian J. Lutes
Brian J. Lutes, Treasurer and Principal Financial Officer

Date	February 28, 2023

*	Print the name and title of each signing officer under his or her signature.